February 15, 2000

Mr. Brian C. Sullivan
Senior Director, Human Resources
VTEL Corporation
108 Wild Basin Road

Austin, TX 78746

Dear Brian,

VTEL Corporation (the "Company") considers it essential to the best interests of its stockholders to foster the continuous employment of key management personnel. In this connection, should the Company receive a proposal from a third party, whether solicited by the Company or unsolicited, concerning a possible business combination with, or the acquisition of a substantial share of the equity or voting securities of, the Company, the Board of Directors of the Company (the "Board") has determined that it is imperative that it and the Company be able to rely upon your continued services without concern that you might be distracted by the personal uncertainties and risks that such a proposal might otherwise entail. Accordingly, the Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Company's management, including yourself, to their assigned duties without distraction in the face of potentially disturbing circumstances that could arise out of a proposal for a change in control of the Company. The Board has also determined that it is in the best interest of the Company and its stockholders to ensure your continued availability to the Company and its subsidiaries in the event of a "potential change in control" (as defined in Section 2 hereof). In order to induce you to remain in the employ of the Company and its subsidiaries and in consideration of your agreement set forth in Section 2(ii) hereof, the Company agrees that you shall receive the severance benefits set forth in this letter agreement ("Agreement") in the event your employment with the Company and its subsidiaries is terminated subsequent to a Change in Control (as defined in Section 2 hereof) under the circumstances described below.

1. Term of Agreement. This Agreement shall commence on the date hereof and shall continue in effect through December 31, 2000; provided, however, that commencing on January 1, 2001 and each January 1 thereafter, the term of this agreement shall automatically be extended for one additional year unless, not later than September 30 of the preceding year, the Company shall have given notice that it does not wish to extend this Agreement; provided, further, that, notwithstanding any such notice by the Company not to extend, if a Change in Control shall have occurred during the original or extended term of this Agreement, this Agreement shall continue in effect for a period of twenty-four (24) months beyond the expiration of the term in effect immediately before such Change in Control.

2. Change in Control. (i) No benefits shall be payable hereunder unless there shall have been a Change in Control of the Company, as set forth below. For purposes of this Agreement, a "Change in Control" of the Company shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Company is then subject to such reporting requirement; provided that, without limitation, such a Change in Control shall be deemed to have occurred if (A) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company's then outstanding securities; or (B) during any period of two consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board and any new director, whose election to the Board or nomination for election to the Board by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board; (C) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 60% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, except that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 40% of the combined voting power of the Company's then outstanding securities shall not constitute a change in control of the Company; or (D) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

(ii) For purposes of this Agreement, a "potential change in control of the Company" shall be deemed to have occurred if (A) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change in Control; (B) any person (including the Company) publicly announces an intention to take or to consider taking actions which if consummated would constitute a Change in Control; (C) any person becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25.0% or more of the combined voting power of the Company's then outstanding securities; or
(D) the Board adopts a resolution to the effect that, for purposes of this Agreement, a potential change in control of the Company has occurred. You agree that, subject to the terms and conditions of this Agreement, in the event of a potential change in control of the Company occurring after the date hereof, you will not voluntarily terminate your employment with the Company and its subsidiaries for a period of nine (9) months from the occurrence of such potential change in control of the Company. If more than one potential change in control occurs during the term of this Agreement, the provision of the preceding sentence shall be applicable to each potential change in control occurring prior to the occurrence of a Change in Control.

3. Termination  Following  Change in Control.  If any of the events described in
Section 2(i) hereof constituting a Change in Control shall have occurred, you shall be entitled to the benefits provided in Section 4(iv) hereof upon the subsequent termination of your employment with the Company and its subsidiaries during the term of this Agreement unless such termination is

     (A) because of your death or Retirement, (B) by the Company or any of its subsidiaries for Disability or Cause or (C) by you other than for Good Reason.

(i) Disability; Retirement. For purposes of this Agreement, "Disability" shall mean permanent and total disability as such term is defined under Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"). Any question as to the existence of your Disability upon which you and the Company cannot agree shall be determined by a qualified independent physician selected by you (or, if you are unable to make such selection, such selection shall be made by any adult member of your immediate family), and approved by the Company. The determination of such physician made in writing to the Company and to you shall be final and conclusive for all purposes of this Agreement. For purposes of this Agreement, "Retirement" shall mean your voluntary termination of employment with the Company in accordance with the Company's retirement policy (excluding early retirement) generally applicable to its salaried employees or in accordance with any retirement arrangement established with your consent with respect to you.

(ii) Cause. For purposes of this Agreement, "Cause" shall mean your willful breach of duty in the course of your employment, or your habitual neglect of your employment duties or your continued incapacity to perform them. For purposes of this Section 3(ii), no act, or failure to act, on your part shall be deemed "willful" unless done, or omitted to be done by you not in good faith and without reasonable belief that your action or omission was in the best interest of the Company and its subsidiaries. Notwithstanding the foregoing, you shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice to you and an opportunity for you, together with your counsel, to be heard before the Board), finding that in the good faith opinion of the Board you were guilty of conduct set forth above in this Section 3(ii) and specifying the particulars thereof in detail.

(iii) Good Reason. You shall be entitled to terminate your employment for Good Reason. For the purpose of this Agreement, "Good Reason" shall mean the occurrence, without your express written consent, of any of the following circumstances unless, in the case of paragraphs (A), (E), (F), (G), or (H) such circumstances are fully corrected prior to the Date of Termination (as defined in Section 3(v)) specified in the Notice of Termination (as defined in Section 3(iv)) given in respect thereof:

(A) a substantial diminution in the nature or status of your responsibilities from those in effect immediately prior to the Change in Control,


(B) a reduction by the Company or any of its subsidiaries in your annual base salary as in effect on the date hereof or as the same may be increased from time to time;

(C) a requirement from the Company or any of its subsidiaries for you to be based anywhere outside a radius of 50 miles from the executive office in which you are located prior to the Change in Control except for required travel on the business of the Company and its subsidiaries to an extent substantially consistent with your present business travel obligations;

(D) the failure by the Company to pay to you any portion of an installment of deferred compensation under any deferred compensation program of the Company within seven (7) days of the date such compensation is due;

(E) the failure by the Company or any of its subsidiaries to continue in effect any compensation plan in which you participate prior to the Change in Control, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made in such plan in connection with the Change in Control, or the failure by the Company or any of its subsidiaries to continue your participation therein on the same basis, both in terms of the amount of benefits provided and the level of your participation relative to other participants, as existed at the time of the Change in Control;

(F) the failure by the Company or any of its subsidiaries to continue to provide you with benefits at least as favorable to those enjoyed by you under the employee benefit and welfare plans of the Company and its subsidiaries, including, without limitation, the pension, life insurance, medical, health and accident, disability, deferred compensation and savings plans in which you were participating at the time of the Change in Control, the taking of any action by the Company or any of its subsidiaries which would directly or indirectly materially reduce any of such benefits or deprive you of any material fringe benefit enjoyed by you at the time of the Change in Control, or the failure by the Company or any of its subsidiaries to provide you with the number of paid vacation days to which you are entitled at the time of the Change in Control;

(G) the failure of the Company to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in
Section 5 hereof;

(H) any purported termination of your employment which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 3(iv) below (and, if applicable, the requirements of Section 3(ii) above); for purposes of this Agreement, no such purported termination shall be effective. Your continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason hereunder. A Change in Control of the Company shall not, by itself, constitute Good Reason.

(iv) Notice of Termination. Any purported termination of your employment by the Company and its subsidiaries or by you shall be communicated by written Notice of Termination to the other party hereto in accordance with Section 6 hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated.

(v) Date of Termination, Etc. "Date of Termination" shall mean (A) if your employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that you shall not have returned to the full-time performance of your duties during such thirty (30) day period), and (B) if your employment is terminated pursuant to Section 3(ii) or (iii) above or for any other reason (other than Disability), the date specified in the Notice of Termination (which, in the case of a termination pursuant to Section 3(ii) above shall not be less than thirty (30) days, and in the case of a termination pursuant to Section 3(iii) above shall not be less than thirty (30) nor more than sixty (60) days, respectively, from the date such Notice of Termination is given); provided that, if within thirty (30) days after any Notice of Termination is given the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the grounds for termination, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award or by a final judgment, order or decree of a court of competent jurisdiction (which is not appealable or the time for appeal therefrom having expired and no appeal having been perfected); provided further that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence.

Notwithstanding the pendency of any such dispute, the Company and its subsidiaries will continue to pay you your full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, base salary) and continue you as a participant in all compensation, benefit and insurance plans in which you were participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with this Section 3(v). Amounts paid under this Section 3(v) are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement.

4. Compensation Upon Termination or During Disability. Following a Change in Control of the Company, as defined by Section 2(i), upon termination of your employment or during a period of Disability you shall be entitled to the following benefits, provided that such period of Disability or Date of Termination occurs during the term of this Agreement;

(i) During any period that you fail to perform your full-time duties with the Company and its subsidiaries as a result of your Disability, you shall continue to receive an amount equal to your base salary at the rate in effect at the commencement of any such period through the Date of Termination for Disability, together with all amounts payable to you under the disability plans and/or policies of the Company and its subsidiaries. Thereafter, your benefits shall be determined in accordance with the insurance programs of the Company and its subsidiaries then in effect.

(ii) If your employment shall be terminated by the Company or any of its subsidiaries for Cause or by you other than for Good Reason, the Company (or one of its subsidiaries, if applicable) shall pay you your full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given and shall pay any amounts to be paid to you pursuant to any other compensation plans, programs or employment agreements then in effect, and the Company shall have no further obligations to you under this Agreement.

(iii) If your employment shall be terminated by reason of your death or Retirement, your benefits shall be determined in accordance with the retirement and the insurance programs of the Company and its subsidiaries then in effect.

(iv) If your employment by the Company and its subsidiaries shall be terminated by (a) the Company and its subsidiaries other than for Cause, your death, Retirement, or Disability or (b) by you for Good Reason, then you shall be entitled to the benefits provided below:

(A) The Company (or one of its subsidiaries, if applicable) shall pay you your full base salary through the Date of Termination at the rate in effect at the time the Notice of Termination is given, no later than the fifth day following the Date of Termination, plus all other amounts to which you are entitled under any compensation plan of the Company applicable to you, at the time such payments are due;

(B) The Company shall pay as severance pay to you a severance payment (the "Unadjusted Severance Payment") equal to 1.0 times your "Base Amount" as such term is defined under section 280G(b)(3) of the Code. Your Base Amount shall be determined in accordance with temporary or final regulations promulgated under section 280G of the Code in effect, if any. In the absence of such regulations, if you were not employed by the Company (or any corporation affiliated with the Company (an "Affiliate") within the meaning of section 1504 of the Code or a predecessor of the Company) during the entire five calendar years (the "Base Period") preceding the calendar year in which a change in control of the Company occurred, your average annual compensation for the purposes of such determination shall be the lesser of (1) the average of your annual compensation for the complete calendar years during the Base Period during which you were so employed or (2) the average of your annual compensation for both complete and partial calendar years during the Base Period during which you were so employed, determined by annualizing any compensation (other than nonrecurring items) includible in your gross income for any partial calendar year or (3) the annual average of your total compensation for the Base Period during which you were so employed, determined by dividing such total compensation by the number of whole and fractional years included in the Base Period. Compensation payable to you by the Company or any Affiliate or predecessor of the Company shall include every type and form of compensation includible in your gross income in respect of your employment by the Company or any Affiliate or predecessor of the Company, including compensation income recognized as a result of your exercise of stock options or sale of the stock so acquired, except to the extent otherwise provided in temporary or final regulations promulgated under section 280G of the Code. For purposes of this Section 4(iv) a "change in control of the Company" shall have the meaning set forth in section 280G of the Code and any temporary or final regulations promulgated thereunder.

(C) The Company shall accelerate vesting of options, both qualified and non-qualified, based on the number of years of continuous employment at the time of termination. Vesting of outstanding options will be accelerated 3 months for each year of employment at the Company. Compensation income recognized by you as a result of your exercise of such stock options or sale of the stock so acquired shall be included in deriving the limitations set forth in Section 4(iv)(D), if such benefits, in the opinion of tax counsel referred to in Section 4(iv)(D), constitute "parachute payments" within the meaning of section 280G of the Code.

(D) The Unadjusted Severance Payment shall not be reduced by the amount of any other payment or the value of any benefit received or to be received by you in connection with your termination of employment or contingent upon a change in control of the Company (whether payable pursuant to the terms of this Agreement or any other agreement, plan or arrangement with the Company or an Affiliate, predecessor or successor of the Company or any person whose actions result in a change in control of the Company or an Affiliate of such person) unless (1) in the opinion of tax counsel selected by the Company's independent auditors and reasonably acceptable to you, such other payment or benefit constitutes a "parachute payment" within the meaning of section 280G(b) (2) of the Code, and
(2) in the opinion of such tax counsel, the Unadjusted Severance Payment plus all other payments or benefits which constitute "parachute payments" within the meaning of section 280G(b) (2) of the Code would result in a portion of the Unadjusted Severance Payment being subject to the excise tax under section 4999 of the Code. In such event, the amount of the Unadjusted Severance Payment shall be reduced by the minimum amount necessary such that no portion thereof will be subject to the excise tax under section 4999 of the Code. The Unadjusted Severance Payment, as reduced, if at all, pursuant to the provisions of this paragraph shall be referred to as the Adjusted Severance Payment. In determining whether the Unadjusted Severance Payment shall be reduced under this paragraph,
(i) there shall not be included in the computation any payment if you shall have effectively waived your receipt or enjoyment of such payment or benefit, and
(ii) the value of any non-cash benefit or any deferred cash payment shall be determined by the Company's independent auditors in accordance with the principles of sections 280G(d) (3) and (4) of the Code.

(E) Except to the extent that the payment thereof would subject any payment hereunder to the excise tax under section 4999 of the Code:

(1) The Company shall also pay to you all legal fees and expenses incurred by you as a result of such termination (including all such fees and expenses, if any, incurred in contesting or disputing any such termination or in seeking to obtain or enforce any right or benefit provided by this Agreement); and

(2) For a twelve (12) month period after termination of your employment, the Company shall arrange, at your expense, to provide you with life, disability, accident and health insurance benefits substantially similar to those which you are receiving or entitled to receive immediately prior to the Notice of Termination. Benefits otherwise receivable by you pursuant to this Section 4
(iv) (D) (2) shall be reduced to the extent comparable benefits are actually received by you during the twenty-four (24) month period following your termination, and any such benefits actually received by you shall be reported to the Company.

(F) If it is established pursuant to a final determination of a court or an Internal Revenue Service proceeding that, notwithstanding the good faith of you and the Company in applying the terms of this Section 4 (iv), the aggregate "parachute payments" paid to or for your benefit are in an amount that would result in any portion of such "parachute payments" being subject to the excise tax under section 4999 of the Code, then you shall have an obligation to pay the Company upon demand an amount equal to the sum of (1) the excess of the aggregate "parachute payments" paid to or for your benefit over the aggregate "parachute payments" that would have been paid to or for your benefit without any portion of such "parachute payments" being subject to the excise tax under section 4999 of the Code; and (2) interest on the amount set forth in clause (1) of this sentence at the applicable Federal rate (as defined in section 1274(d) of the Code) from the date of your receipt of such excess until the date of such payment.

(G) You shall not be required to mitigate the amount of any payment provided for in this Section 4 by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Section 4 be reduced by any compensation earned by you as the result of employment by another employer or by retirement benefits after the Date of Termination, or otherwise except as specifically provided in this Section 4.

(H) The Company shall pay you the Unadjusted Severance Payment in a lump sum no later than the fifth day following the Date of Termination; provided, however, that if the Company in good faith believes that the Unadjusted Severance Payment shall be reduced under the provisions of Section 4 (iv)(C) hereof, the Company shall pay to you at such time a good faith estimate of the Adjusted Severance Payment (the "Estimated Adjusted Severance Payment", the computation of which shall be given to you in writing together with a written explanation of the basis for making such adjustment) which amount shall in no event be less than 50% of the Unadjusted Severance Payment. The Company shall, within 60 days of the Date of Termination, either pay to you the balance of the Unadjusted Severance Payment together with interest thereon at the applicable Federal rate (as defined in section 1274(d) of the Code) or deliver to you a copy of the opinion of the tax counsel referred to in Section 4(iv)(C) hereof establishing the amount of the Adjusted Severance Payment. If the Adjusted Severance Payment exceeds the Estimated Adjusted Severance Payment, the difference shall be paid to you at such time together with interest thereon at the applicable Federal rate (as defined in section 1274(d) of the Code).

5. Successors; Binding Agreement.


(i) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle you to compensation from the Company in the same amount and on the same terms as you would be entitled hereunder if you had terminated your employment for Good Reason following a Change in Control, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any such successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise. (ii) This Agreement shall inure to the benefit of and be enforceable by your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If you should die while any amount would still be payable to you hereunder if you had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to your devisee, legatee or other designee or, if there is no such designee, to your estate.

6. Notice. For the purpose of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement, provided that all notices to the Company shall be directed to the attention of the Chief Executive Officer with a copy to the Chief Financial Officer, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

7. Miscellaneous. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by you and such officer as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior to subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware. All references to sections of the Exchange Act or the Code shall be deemed also to refer to any successor provisions to such sections. Any payments provided for hereunder shall be paid net of any applicable withholding required under federal, state or local law. The obligations of the Company under Section 4 shall survive the expiration of the term of this Agreement.

8. Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

9. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

10. Arbitration. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that you shall be entitled to seek specific performance of your right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

If this letter sets forth our agreement on the subject matter hereof, kindly sign and return to the Company the enclosed copy of this letter which will then constitute our agreement on this subject.

Sincerely,



/s/ Dick Moeller
---------------------------
Dick Moeller
Chairman of the Board
VTEL Corporation

Agreed to this ____ day of ____________________, 2000.



/s/ Brian C. Sullivan
---------------------------
Brian C. Sullivan

February 15, 2000

Mr. Stephen Cox

CIO and Vice-President, Information Services
VTEL Corporation
108 Wild Basin Road

Austin, TX 78746

Dear Stephen,

VTEL Corporation (the "Company") considers it essential to the best interests of its stockholders to foster the continuous employment of key management personnel. In this connection, should the Company receive a proposal from a third party, whether solicited by the Company or unsolicited, concerning a possible business combination with, or the acquisition of a substantial share of the equity or voting securities of, the Company, the Board of Directors of the Company (the "Board") has determined that it is imperative that it and the Company be able to rely upon your continued services without concern that you might be distracted by the personal uncertainties and risks that such a proposal might otherwise entail. Accordingly, the Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Company's management, including yourself, to their assigned duties without distraction in the face of potentially disturbing circumstances that could arise out of a proposal for a change in control of the Company. The Board has also determined that it is in the best interest of the Company and its stockholders to ensure your continued availability to the Company and its subsidiaries in the event of a "potential change in control" (as defined in Section 2 hereof). In order to induce you to remain in the employ of the Company and its subsidiaries and in consideration of your agreement set forth in Section 2(ii) hereof, the Company agrees that you shall receive the severance benefits set forth in this letter agreement ("Agreement") in the event your employment with the Company and its subsidiaries is terminated subsequent to a Change in Control (as defined in Section 2 hereof) under the circumstances described below.

1. Term of Agreement. This Agreement shall commence on the date hereof and shall continue in effect through December 31, 2000; provided, however, that commencing on January 1, 2001 and each January 1 thereafter, the term of this agreement shall automatically be extended for one additional year unless, not later than September 30 of the preceding year, the Company shall have given notice that it does not wish to extend this Agreement; provided, further, that, notwithstanding any such notice by the Company not to extend, if a Change in Control shall have occurred during the original or extended term of this Agreement, this Agreement shall continue in effect for a period of twenty-four (24) months beyond the expiration of the term in effect immediately before such Change in Control.

2. Change in Control. (i) No benefits shall be payable hereunder unless there shall have been a Change in Control of the Company, as set forth below. For purposes of this Agreement, a "Change in Control" of the Company shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Company is then subject to such reporting requirement; provided that, without limitation, such a Change in Control shall be deemed to have occurred if (A) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company's then outstanding securities; or (B) during any period of two consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board and any new director, whose election to the Board or nomination for election to the Board by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board; (C) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 60% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, except that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 40% of the combined voting power of the Company's then outstanding securities shall not constitute a change in control of the Company; or (D) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

(ii) For purposes of this Agreement, a "potential change in control of the Company" shall be deemed to have occurred if (A) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change in Control; (B) any person (including the Company) publicly announces an intention to take or to consider taking actions which if consummated would constitute a Change in Control; (C) any person becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25.0% or more of the combined voting power of the Company's then outstanding securities; or
(D) the Board adopts a resolution to the effect that, for purposes of this Agreement, a potential change in control of the Company has occurred. You agree that, subject to the terms and conditions of this Agreement, in the event of a potential change in control of the Company occurring after the date hereof, you will not voluntarily terminate your employment with the Company and its subsidiaries for a period of nine (9) months from the occurrence of such potential change in control of the Company. If more than one potential change in control occurs during the term of this Agreement, the provision of the preceding sentence shall be applicable to each potential change in control occurring prior to the occurrence of a Change in Control.

3. Termination  Following  Change in Control.  If any of the events described in
Section 2(i) hereof constituting a Change in Control shall have occurred, you shall be entitled to the benefits provided in Section 4(iv) hereof upon the subsequent termination of your employment with the Company and its subsidiaries during the term of this Agreement unless such termination is

     (A) because of your death or Retirement, (B) by the Company or any of its subsidiaries for Disability or Cause or (C) by you other than for Good Reason.

(i) Disability; Retirement. For purposes of this Agreement, "Disability" shall mean permanent and total disability as such term is defined under Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"). Any question as to the existence of your Disability upon which you and the Company cannot agree shall be determined by a qualified independent physician selected by you (or, if you are unable to make such selection, such selection shall be made by any adult member of your immediate family), and approved by the Company. The determination of such physician made in writing to the Company and to you shall be final and conclusive for all purposes of this Agreement. For purposes of this Agreement, "Retirement" shall mean your voluntary termination of employment with the Company in accordance with the Company's retirement policy (excluding early retirement) generally applicable to its salaried employees or in accordance with any retirement arrangement established with your consent with respect to you.

(ii) Cause. For purposes of this Agreement, "Cause" shall mean your willful breach of duty in the course of your employment, or your habitual neglect of your employment duties or your continued incapacity to perform them. For purposes of this Section 3(ii), no act, or failure to act, on your part shall be deemed "willful" unless done, or omitted to be done by you not in good faith and without reasonable belief that your action or omission was in the best interest of the Company and its subsidiaries. Notwithstanding the foregoing, you shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice to you and an opportunity for you, together with your counsel, to be heard before the Board), finding that in the good faith opinion of the Board you were guilty of conduct set forth above in this Section 3(ii) and specifying the particulars thereof in detail.

(iii) Good Reason. You shall be entitled to terminate your employment for Good Reason. For the purpose of this Agreement, "Good Reason" shall mean the occurrence, without your express written consent, of any of the following circumstances unless, in the case of paragraphs (A), (E), (F), (G), or (H) such circumstances are fully corrected prior to the Date of Termination (as defined in Section 3(v)) specified in the Notice of Termination (as defined in Section 3(iv)) given in respect thereof:

(A) a substantial diminution in the nature or status of your responsibilities from those in effect immediately prior to the Change in Control,


(B) a reduction by the Company or any of its subsidiaries in your annual base salary as in effect on the date hereof or as the same may be increased from time to time;

(C) a requirement from the Company or any of its subsidiaries for you to be based anywhere outside a radius of 50 miles from the executive office in which you are located prior to the Change in Control except for required travel on the business of the Company and its subsidiaries to an extent substantially consistent with your present business travel obligations;

(D) the failure by the Company to pay to you any portion of an installment of deferred compensation under any deferred compensation program of the Company within seven (7) days of the date such compensation is due;

(E) the failure by the Company or any of its subsidiaries to continue in effect any compensation plan in which you participate prior to the Change in Control, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made in such plan in connection with the Change in Control, or the failure by the Company or any of its subsidiaries to continue your participation therein on the same basis, both in terms of the amount of benefits provided and the level of your participation relative to other participants, as existed at the time of the Change in Control;

(F) the failure by the Company or any of its subsidiaries to continue to provide you with benefits at least as favorable to those enjoyed by you under the employee benefit and welfare plans of the Company and its subsidiaries, including, without limitation, the pension, life insurance, medical, health and accident, disability, deferred compensation and savings plans in which you were participating at the time of the Change in Control, the taking of any action by the Company or any of its subsidiaries which would directly or indirectly materially reduce any of such benefits or deprive you of any material fringe benefit enjoyed by you at the time of the Change in Control, or the failure by the Company or any of its subsidiaries to provide you with the number of paid vacation days to which you are entitled at the time of the Change in Control;

(G) the failure of the Company to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in
Section 5 hereof;

(H) any purported termination of your employment which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 3(iv) below (and, if applicable, the requirements of Section 3(ii) above); for purposes of this Agreement, no such purported termination shall be effective. Your continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason hereunder. A Change in Control of the Company shall not, by itself, constitute Good Reason.

(iv) Notice of Termination. Any purported termination of your employment by the Company and its subsidiaries or by you shall be communicated by written Notice of Termination to the other party hereto in accordance with Section 6 hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated.

(v) Date of Termination, Etc. "Date of Termination" shall mean (A) if your employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that you shall not have returned to the full-time performance of your duties during such thirty (30) day period), and (B) if your employment is terminated pursuant to Section 3(ii) or (iii) above or for any other reason (other than Disability), the date specified in the Notice of Termination (which, in the case of a termination pursuant to Section 3(ii) above shall not be less than thirty (30) days, and in the case of a termination pursuant to Section 3(iii) above shall not be less than thirty (30) nor more than sixty (60) days, respectively, from the date such Notice of Termination is given); provided that, if within thirty (30) days after any Notice of Termination is given the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the grounds for termination, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award or by a final judgment, order or decree of a court of competent jurisdiction (which is not appealable or the time for appeal therefrom having expired and no appeal having been perfected); provided further that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence.

Notwithstanding the pendency of any such dispute, the Company and its subsidiaries will continue to pay you your full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, base salary) and continue you as a participant in all compensation, benefit and insurance plans in which you were participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with this Section 3(v). Amounts paid under this Section 3(v) are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement.

4. Compensation Upon Termination or During Disability. Following a Change in Control of the Company, as defined by Section 2(i), upon termination of your employment or during a period of Disability you shall be entitled to the following benefits, provided that such period of Disability or Date of Termination occurs during the term of this Agreement;

(i) During any period that you fail to perform your full-time duties with the Company and its subsidiaries as a result of your Disability, you shall continue to receive an amount equal to your base salary at the rate in effect at the commencement of any such period through the Date of Termination for Disability, together with all amounts payable to you under the disability plans and/or policies of the Company and its subsidiaries. Thereafter, your benefits shall be determined in accordance with the insurance programs of the Company and its subsidiaries then in effect.

(ii) If your employment shall be terminated by the Company or any of its subsidiaries for Cause or by you other than for Good Reason, the Company (or one of its subsidiaries, if applicable) shall pay you your full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given and shall pay any amounts to be paid to you pursuant to any other compensation plans, programs or employment agreements then in effect, and the Company shall have no further obligations to you under this Agreement.

(iii) If your employment shall be terminated by reason of your death or Retirement, your benefits shall be determined in accordance with the retirement and the insurance programs of the Company and its subsidiaries then in effect.

(iv) If your employment by the Company and its subsidiaries shall be terminated by (a) the Company and its subsidiaries other than for Cause, your death, Retirement, or Disability or (b) by you for Good Reason, then you shall be entitled to the benefits provided below:

(A) The Company (or one of its subsidiaries, if applicable) shall pay you your full base salary through the Date of Termination at the rate in effect at the time the Notice of Termination is given, no later than the fifth day following the Date of Termination, plus all other amounts to which you are entitled under any compensation plan of the Company applicable to you, at the time such payments are due;

(B) The Company shall pay as severance pay to you a severance payment (the "Unadjusted Severance Payment") equal to 1.8 times your "Base Amount" as such term is defined under section 280G(b)(3) of the Code. Your Base Amount shall be determined in accordance with temporary or final regulations promulgated under section 280G of the Code in effect, if any. In the absence of such regulations, if you were not employed by the Company (or any corporation affiliated with the Company (an "Affiliate") within the meaning of section 1504 of the Code or a predecessor of the Company) during the entire five calendar years (the "Base Period") preceding the calendar year in which a change in control of the Company occurred, your average annual compensation for the purposes of such determination shall be the lesser of (1) the average of your annual compensation for the complete calendar years during the Base Period during which you were so employed or (2) the average of your annual compensation for both complete and partial calendar years during the Base Period during which you were so employed, determined by annualizing any compensation (other than nonrecurring items) includible in your gross income for any partial calendar year or (3) the annual average of your total compensation for the Base Period during which you were so employed, determined by dividing such total compensation by the number of whole and fractional years included in the Base Period. Compensation payable to you by the Company or any Affiliate or predecessor of the Company shall include every type and form of compensation includible in your gross income in respect of your employment by the Company or any Affiliate or predecessor of the Company, including compensation income recognized as a result of your exercise of stock options or sale of the stock so acquired, except to the extent otherwise provided in temporary or final regulations promulgated under section 280G of the Code. For purposes of this Section 4(iv) a "change in control of the Company" shall have the meaning set forth in section 280G of the Code and any temporary or final regulations promulgated thereunder.

(C) The Company shall accelerate vesting of options, both qualified and non-qualified, based on the number of years of continuous employment at the time of termination. Vesting of outstanding options will be accelerated 3 months for each year of employment at the Company. Compensation income recognized by you as a result of your exercise of such stock options or sale of the stock so acquired shall be included in deriving the limitations set forth in Section 4(iv)(D), if such benefits, in the opinion of tax counsel referred to in Section 4(iv)(D), constitute "parachute payments" within the meaning of section 280G of the Code.

(D) The Unadjusted Severance Payment shall not be reduced by the amount of any other payment or the value of any benefit received or to be received by you in connection with your termination of employment or contingent upon a change in control of the Company (whether payable pursuant to the terms of this Agreement or any other agreement, plan or arrangement with the Company or an Affiliate, predecessor or successor of the Company or any person whose actions result in a change in control of the Company or an Affiliate of such person) unless (1) in the opinion of tax counsel selected by the Company's independent auditors and reasonably acceptable to you, such other payment or benefit constitutes a "parachute payment" within the meaning of section 280G(b) (2) of the Code, and
(2) in the opinion of such tax counsel, the Unadjusted Severance Payment plus all other payments or benefits which constitute "parachute payments" within the meaning of section 280G(b) (2) of the Code would result in a portion of the Unadjusted Severance Payment being subject to the excise tax under section 4999 of the Code. In such event, the amount of the Unadjusted Severance Payment shall be reduced by the minimum amount necessary such that no portion thereof will be subject to the excise tax under section 4999 of the Code. The Unadjusted Severance Payment, as reduced, if at all, pursuant to the provisions of this paragraph shall be referred to as the Adjusted Severance Payment. In determining whether the Unadjusted Severance Payment shall be reduced under this paragraph,
(i) there shall not be included in the computation any payment if you shall have effectively waived your receipt or enjoyment of such payment or benefit, and
(ii) the value of any non-cash benefit or any deferred cash payment shall be determined by the Company's independent auditors in accordance with the principles of sections 280G(d) (3) and (4) of the Code.

(E) Except to the extent that the payment thereof would subject any payment hereunder to the excise tax under section 4999 of the Code:

(1) The Company shall also pay to you all legal fees and expenses incurred by you as a result of such termination (including all such fees and expenses, if any, incurred in contesting or disputing any such termination or in seeking to obtain or enforce any right or benefit provided by this Agreement); and

(2) For a twelve (12) month period after termination of your employment, the Company shall arrange, at your expense, to provide you with life, disability, accident and health insurance benefits substantially similar to those which you are receiving or entitled to receive immediately prior to the Notice of Termination. Benefits otherwise receivable by you pursuant to this Section 4
(iv) (D) (2) shall be reduced to the extent comparable benefits are actually received by you during the twenty-four (24) month period following your termination, and any such benefits actually received by you shall be reported to the Company.

(F) If it is established pursuant to a final determination of a court or an Internal Revenue Service proceeding that, notwithstanding the good faith of you and the Company in applying the terms of this Section 4 (iv), the aggregate "parachute payments" paid to or for your benefit are in an amount that would result in any portion of such "parachute payments" being subject to the excise tax under section 4999 of the Code, then you shall have an obligation to pay the Company upon demand an amount equal to the sum of (1) the excess of the aggregate "parachute payments" paid to or for your benefit over the aggregate "parachute payments" that would have been paid to or for your benefit without any portion of such "parachute payments" being subject to the excise tax under section 4999 of the Code; and (2) interest on the amount set forth in clause (1) of this sentence at the applicable Federal rate (as defined in section 1274(d) of the Code) from the date of your receipt of such excess until the date of such payment.

(G) You shall not be required to mitigate the amount of any payment provided for in this Section 4 by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Section 4 be reduced by any compensation earned by you as the result of employment by another employer or by retirement benefits after the Date of Termination, or otherwise except as specifically provided in this Section 4.

(H) The Company shall pay you the Unadjusted Severance Payment in a lump sum no later than the fifth day following the Date of Termination; provided, however, that if the Company in good faith believes that the Unadjusted Severance Payment shall be reduced under the provisions of Section 4 (iv)(C) hereof, the Company shall pay to you at such time a good faith estimate of the Adjusted Severance Payment (the "Estimated Adjusted Severance Payment", the computation of which shall be given to you in writing together with a written explanation of the basis for making such adjustment) which amount shall in no event be less than 50% of the Unadjusted Severance Payment. The Company shall, within 60 days of the Date of Termination, either pay to you the balance of the Unadjusted Severance Payment together with interest thereon at the applicable Federal rate (as defined in section 1274(d) of the Code) or deliver to you a copy of the opinion of the tax counsel referred to in Section 4(iv)(C) hereof establishing the amount of the Adjusted Severance Payment. If the Adjusted Severance Payment exceeds the Estimated Adjusted Severance Payment, the difference shall be paid to you at such time together with interest thereon at the applicable Federal rate (as defined in section 1274(d) of the Code).

5. Successors; Binding Agreement.


(i) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle you to compensation from the Company in the same amount and on the same terms as you would be entitled hereunder if you had terminated your employment for Good Reason following a Change in Control, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any such successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise. (ii) This Agreement shall inure to the benefit of and be enforceable by your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If you should die while any amount would still be payable to you hereunder if you had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to your devisee, legatee or other designee or, if there is no such designee, to your estate.

6. Notice. For the purpose of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement, provided that all notices to the Company shall be directed to the attention of the Chief Executive Officer with a copy to the Chief Financial Officer, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

7. Miscellaneous. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by you and such officer as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior to subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware. All references to sections of the Exchange Act or the Code shall be deemed also to refer to any successor provisions to such sections. Any payments provided for hereunder shall be paid net of any applicable withholding required under federal, state or local law. The obligations of the Company under Section 4 shall survive the expiration of the term of this Agreement.

8. Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

9. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

10. Arbitration. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that you shall be entitled to seek specific performance of your right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

If this letter sets forth our agreement on the subject matter hereof, kindly sign and return to the Company the enclosed copy of this letter which will then constitute our agreement on this subject.

Sincerely,



/s/ Dick Moeller
------------------------
Dick Moeller
Chairman of the Board
VTEL Corporation


Agreed to this ____ day of ____________________, 2000.



/s/ Steven Cox
------------------------
Steven Cox

February 15, 2000

Mr. Stephen Von Rump
CEO and President
VTEL Corporation
108 Wild Basin Road
Austin, TX  78746

         RE:  Amendment of Change in Control Agreement

Dear Stephen,

Reference is made to that certain Letter Agreement, dated September 9, 1998, by and between you and the undersigned, relating to your continued employment by VTEL Corporation (the "Company") following a change in control of the Company (the "Letter Agreement"). Pursuant to Section 4 (iv)(B) of the Letter Agreement, you are entitled to receive as severance pay a payment equal to 1.8 times your base amount (a "Severance Payment") as such term is defined under section 280G of the Code in effect, if any (the "Base Amount"). Pursuant to Section 4 (iv)(C) of the Letter Agreement, you are also entitled to an accelerated vesting of outstanding options, both qualified and non-qualified, such that the vesting of those options will be accelerated 3 months for each year of employment at the Company.

However, in consideration of your recent promotion within the Company, you and the undersigned desire to amend the Letter Agreement to increase the Severance Payment to 2.5 times your Base Amount. You and the undersigned also desire to amend the Letter Agreement to increase the acceleration of the vesting of options to 6 months for each year of employment.

Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the first sentence of Section 4 (iv)(B) of the Letter Agreement is hereby amended to read in its entirety as follows:

         The Company shall pay as severance pay to you a severance payment (the "Unadjusted Severance Payment") equal to 2.5 times your "Base Amount" as such term is defined under section 280G(b)(3) of the Code.

Also, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the second sentence of Section 4 (iv)(C) of the Letter Agreement is hereby amended to read in its entirety as follows:

            Vesting of outstanding options will be accelerated 6 months for each year of employment at the Company.

Except as provided herein, the Letter Agreement shall otherwise remain in full force and effect, as amended hereby. If you agree with the foregoing, please so indicate in the space provided below.

Sincerely,



/s/ Dick Moeller
------------------------
Dick Moeller
Chairman of the Board
VTEL Corporation

Agreed and accepted:


/s/ Stephen Von Rump
--------------------------------------------------------------------------------
Stephen Von Rump                                                       Date